     As Filed With The Securities and Exchange Commission on June 12, 2001.
                                                      Registration No. ________
 ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                         TEXAS REGIONAL BANCSHARES, INC.
                     (Exact name of registrant as specified in its charter)
                TEXAS                                       74-2294235
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)
                       3900 NORTH 10TH STREET, 11TH FLOOR
                              MCALLEN, TEXAS 78501
               (Address of Principal Executive Offices) (Zip Code)

                         TEXAS REGIONAL BANCSHARES, INC.
                        2000 INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                             William A. Rogers, Jr.
                            Rogers & Whitley, L.L.P.
                         816 Congress Avenue, Suite 1100
                               Austin, Texas 78701
                     (Name and address of agent for service)
                                 (512) 328-8156
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                                Proposed          Proposed
                                                                maximum           maximum
      Title of                                 Amount           offering          aggregate           Amount of
     securities                                 to be           price per         offering          registration
to be registered                            registered(1)       unit (2)          price (2)             fee
-------------------------------------------------------------------------------------------------------------------
Class A Voting Common                          275,000          $     33.83      $9,303,250        $   2,325.82
Stock, par value $1.00/share                   shares

 (1) The Shares are being registered pursuant to the registrant's 2000 Incentive Stock Option Plan (the "Plan"). Pursuant to Rule 416, there are also being registered such additional shares of Class A Voting Common Stock as may become issuable pursuant to the antidilution provisions of the Plan.
 (2) Estimated solely for purposes of calculating the registration fee, in accordance with Rule 457(h). With respect to 242,220 shares for which options have been granted, the proposed maximum offering price per unit is $33.13 per share, the price at which the options may be exercised. With respect to the remaining 32,780 shares for which options have not been granted, the proposed maximum offering price per unit is $38.94 per share, the average of the high and low prices for securities of the same class reported in the NASDAQ National Market System as of June 6, 2001, pursuant to Rule 457(c). The amount indicated as the maximum offering price per unit represents the weighted average of the foregoing.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         Incorporated by reference in this Registration Statement are the following documents which have been filed with the Securities and Exchange Commission (the "Commission"):

         (a) Texas Regional Bancshares, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.

         (b) Texas Regional Bancshares, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

         (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year referred to in (a) above.

         (d) The descriptions of the common stock of Texas Regional Bancshares, Inc., contained in filings made under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by Texas Regional Bancshares, Inc. pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effective date of this Registration Statement and prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

         The consolidated financial statements included in the Texas Regional Bancshares, Inc. Annual Report on Form 10-K incorporated herein by reference have been audited by KPMG LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

ITEM 4.           DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article V of the Bylaws of the Company provides that each person who shall have served as Director or Officer of the Company, or at its request as Director or Officer of another corporation which it now owns or may hereafter own shares of capital stock or of which it now is or may hereafter be a creditor, shall be indemnified by the Company against expenses and costs (including attorneys' fees) actually and necessarily incurred by him in connection with any claim asserted against him, by action in court or otherwise, by reason of being or having been such Director or Officer, except when in any court proceeding, he shall have been adjudged guilty of negligence or misconduct in respect to the matter in which indemnity is sought; provided, however, that the foregoing right of indemnification is not exclusive of other rights to which he may be entitled by law.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.           EXHIBITS

         4.1 Articles of Incorporation of Texas Regional Bancshares, Inc. (incorporated by reference from Form 10, Commission File No. 000-14517).

         4.2 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed December 28, 1983 (incorporated by reference from Form 10, Commission File No. 000-14517).

         4.3 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 25, 1986 (incorporated by reference from Form S-1, Commission File No. 33-28340).

         4.4 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 4, 1988 (incorporated by reference from Form S-1, Commission File No. 33-28340).

         4.5 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 12, 1991 (incorporated by reference from Form 10-K, Commission File No. 000-14517).

         4.6 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed March 2, 1992 (incorporated by reference from Form 10-K, Commission File No. 000-14517).

         4.7 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 26, 1998 (incorporated by reference from Form S-8, Commission File No. 333-57819).

         4.8 Resolution Eliminating from the Articles of Incorporation certain preferred series of shares of Texas Regional Bancshares, Inc., filed on February 21, 1995 (incorporated by reference from 1994 Form 10-K, Commission File No. 000-14517).

         4.9 Amended and Restated Bylaws of Texas Regional Bancshares, Inc. (incorporated by reference from Form S-1, Commission File No. 33-74992).

         *4.10    Texas Regional Bancshares, Inc., 2000 Incentive Stock Option
                  Plan.

         *5.1     Opinion of Rogers & Whitley, L.L.P.

         *23.1 Consent of Rogers & Whitley, L.L.P. (included in opinion filed as Exhibit 5.1).

         *23.2    Consent of Independent Certified Public Accountants.

         *24 Power of Attorney of Texas Regional Bancshares, Inc. (included on signature page below.)

     -----------
         *  Filed herewith.


ITEM 9.           UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of McAllen, State of Texas, on June 12, 2001.


                               TEXAS REGIONAL BANCSHARES, INC.
                               (Registrant)



                               By: /s/ G.E. Roney
                                   ------------------------------------------
                                        Glen E. Roney, Chairman of the Board,
                                        President & Chief Executive Officer

         Each of the directors of the registrant and each other person whose signature appears below, by his execution hereof, constitutes and appoints Glen
E. Roney as his or her attorney-in-fact, with power of substitution, to sign, in his behalf individually and in each capacity stated below, and file all amendments and post-effective amendments to, the Registration Statement, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other applicable governmental/regulatory agencies, hereby ratifying and confirming all that Glen
E. Roney or his substitute or substitutes, may do or cause to be done by virtue hereof, and the registrant hereby confers like authority to sign and file on its behalf.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                            Title                               Date
         ---------                                            -----                               ----

/s/ G.E. Roney                                        Chairman of the Board,                    June 12, 2001
-------------------------------------------------   President, Chief Executive
Glen E. Roney                                           Officer & Director
                                                   (Principal Executive Officer)


/s/ R.T. Pigott, Jr.                                 Executive Vice President                   June 12, 2001
--------------------------------------------------   & Chief Financial Officer
R.T. Pigott, Jr.                                   (Principal Financial Officer)


/s/ Ann M. Sefcik                                Controller & Assistant Secretary               June 12, 2001
----------------------------------------------    (Principal Accounting Officer)
Ann M. Sefcik

/s/ Morris Atlas                                      Director                                  June 12, 2001
----------------------------------------
Morris Atlas


/s/ Frank N. Boggus                                   Director                                  June 12, 2001
----------------------------------------
Frank N. Boggus


/s/ Robert G. Farris                                  Director                                  June 12, 2001
----------------------------------------
Robert G. Farris


/s/ C. Kenneth Landrum, M.D.                          Director                                  June 12, 2001
----------------------------------------
C. Kenneth Landrum, M.D.


                                                      Director                                          , 2001
----------------------------------------                                        ------------------------
Julie G. Uhlhorn


/s/ Jack Whetsel                                      Director                                  June 12, 2001
----------------------------------------
Jack Whetsel


/s/ Mario Max Yzaguirre                               Director                                  June 12, 2001
----------------------------------------
Mario Max Yzaguirre

------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              ---------------------



                                    FORM S-8


                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933


                              ---------------------


                         TEXAS REGIONAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                              ---------------------




                                    EXHIBITS




------------------------------------------------------------------------------

                                INDEX TO EXHIBITS

   Exhibit Number                     Description
   --------------                     -----------

         4.1 Articles of Incorporation of Texas Regional Bancshares, Inc. (incorporated by reference from Form 10, Commission File No. 000-14517).

         4.2 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed December 28, 1983 (incorporated by reference from Form 10, Commission File No. 000-14517).

         4.3 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 25, 1986 (incorporated by reference from Form S-1, Commission File No. 33-28340).

         4.4 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 4, 1988 (incorporated by reference from Form S-1, Commission File No. 33-28340).

         4.5 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 12, 1991 (incorporated by reference from Form 10-K, Commission File No. 000-14517).

         4.6 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed March 2, 1992 (incorporated by reference from Form 10-K, Commission File No. 000-14517).

         4.7 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 26, 1998 (incorporated by reference from Form S-8, Commission File No. 333-57819).

         4.8 Resolution Eliminating from the Articles of Incorporation certain preferred series of shares of Texas Regional Bancshares, Inc., filed on February 21, 1995 (incorporated by reference from 1994 Form 10-K, Commission File No. 000-14517).

         4.9 Amended and Restated Bylaws of Texas Regional Bancshares, Inc. (incorporated by reference from Form S-1, Commission File No. 33-74992).

         *4.10    Texas Regional Bancshares, Inc., 2000 Incentive Stock Option
                  Plan.

         *5.1     Opinion of Rogers & Whitley, L.L.P.

                                INDEX TO EXHIBITS
                                    (cont'd)


     Exhibit Number                   Description
     --------------                   -----------

         *23.1 Consent of Rogers & Whitley, L.L.P. (included in opinion filed as Exhibit 5.1).

         *23.2    Consent of Independent Certified Public Accountants.

         *24 Power of Attorney of Texas Regional Bancshares, Inc. (included on signature page).


     -----------
         *  Filed herewith.